Exhibit 10.20

May 1, 2007

InSight Health Services Corp. and
its Subsidiaries listed on the
signature pages hereto

26250 Enterprise Court

Suite 100

Lake Forest, California 92630

Attention: Chief Financial Officer

Re:  Payment of Exchange Consent Fee in Connection with Conversion of Senior Subordinated Notes to Equity

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Loan and Security Agreement  dated September 22, 2005 (as at any time amended, restated, modified or supplemented, the “Loan Agreement”), among InSight Health Services Corp. (individually and, in its capacity as the representative of the other Borrowers (as defined below) pursuant to Section 4.4 of the Loan Agreement, “InSight Health”), a Delaware corporation, and those subsidiaries of InSight Health listed on the signature pages hereto (InSight Health and each of its subsidiaries listed on the signature pages hereto being referred to collectively as “Borrowers,” and individually as a “Borrower”), the financial institution listed on the signature pages hereto as “Lender” (together with its successors and permitted assigns, “Lenders”), and Bank of America, N.A. (“Bank of America”), a national bank, in its capacity as collateral and administrative agent for the Lenders (together with its successors in such capacity, “Administrative Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

Parent filed that certain Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the “Securities Act”), on February 16, 2007 (as at any time amended, supplemented or modified, the “S-4”). As described in the S-4, Parent has offered to exchange shares of the common stock of Parent for the valid tender of Senior Subordinated Notes by the holders thereof (the “Exchange Offer”).  The exchange of shares of  the common stock of Parent for Senior Subordinated Notes and the cancellation of Senior Subordinated Notes so exchanged as described in the S-4 is hereinafter referred to collectively as the “Exchange Transaction.”

Pursuant to a letter agreement dated March 15, 2007 (the “March 15 Letter Agreement”), among the parties hereto, Administrative Agent and Lenders (i) consented to the Exchange Offer and the amendments to the Senior Subordinated Notes Indenture as described in the S-4 (the “Indenture Amendments”), the Exchange Transaction and the change of ownership of Parent that would result therefrom, and (ii) amended the Loan Agreement in certain respects in connection therewith.

Borrowers have informed Administrative Agent and Lenders that Parent intends to file a prospectus under Rule 424 of the Securities Act modifying the terms of the Exchange Offer and related consent solicitation (the “Prospectus”).  The Prospectus will, among other things, provide for the payment of a consent fee (the “Consent Fee”) to the holders of the Senior Subordinated Notes that consent to the Indenture Amendments.  Borrowers would pay such Consent Fee with (i) the proceeds of new Senior Notes to be issued pursuant to the Senior Note Indenture (the “New Senior Notes”) and (ii) cash on hand and/or the proceeds of Revolver Loans.

Administrative Agent and Lenders are willing to (i) consent to (a) the Consent Fee and the payment by Borrowers of the Consent Fee, (b) the issuance of the New Senior Notes to derive funds necessary to pay a portion of the Consent Fee and the incurrence by the Borrowers of the Liens and Debt relating to the New Senior Notes on the same terms and with respect to the same collateral as currently exists with respect to the Senior Notes, and (c) the issuance of the New Senior Notes to, and the payment of a Consent Fee to, any Affiliates of the Borrowers that are equityholders of Parent at the time of such issuance or payment, (ii) waive the application of any of the provisions in the Loan Agreement that would prohibit (x) the Consent Fee or payment of the Consent Fee, (y) the issuance of the New Senior Notes and the incurrence of the Liens and Debt relating to the New Senior Notes on the same terms and with respect to the same collateral as currently exists with respect to the Senior Notes, or (z) the issuance of the New Senior Notes to, and the payment of a Consent Fee to, any Affiliates of the Borrowers that are equityholders of Parent at the time of such issuance or payment and (iii) waive the Event of Default resulting from the failure of InSight Health to make the interest payment on the Senior Subordinated Notes due May 1, 2007 (the “May SSN Interest Payment”), in each case on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, the parties hereto, intending to be bound hereby, agree as follows:

1.             Consent to Incurrence and Payment of Consent Fee and Issuance of New Senior Notes.  In reliance upon the representations, warranties, agreements and covenants of Borrowers set forth herein, Administrative Agent and Lenders hereby consent to (i) the Consent Fee and the payment by Borrowers of the Consent Fee, (ii) the issuance of the New Senior Notes in connection therewith, and the incurrence of the Liens and Debt relating to the New Senior Notes, provided that such Liens and Debt shall be on the same terms and with respect to the same collateral as currently exists with respect to the Senior Notes, and (iii) the issuance of the New Senior Notes to, and the payment of a Consent Fee to, any Affiliates of the Borrowers that are equityholders of Parent at the time of such issuance or payment; provided that each of the following conditions is satisfied at the time of payment of the Consent Fee or issuance of the New Senior Notes and immediately after giving effect thereto:

(a)           all of the conditions set forth in clauses (a) and (b) of Section 1 of the March 15 Letter Agreement are timely satisfied;

(b)           after giving effect to the provisions of this letter agreement, no Default or Event of Default exists, including, without limitation, any Event of Default arising from the commencement of any Insolvency Proceeding by or against Parent or any Borrower;

(c)           irrespective of any original issue discount in connection with the issuance of the New Senior Notes, the aggregate stated principal amount of the New Senior Notes shall not exceed $10,000,000;

(d)           if New Senior Notes are issued in connection with payment of the Consent Fee, the New Senior Notes are issued on or before August 31, 2007;

(e)           the Exchange Transaction is consummated prior to or concurrently with the issuance of the New Senior Notes and payment of the Consent Fee; and

(f)            the portion of the Consent Fee that is derived from cash on hand and/or the proceeds of Revolver Loans does not exceed $2,500,000 in the aggregate.

To the extent that any provisions of the Loan Agreement or any of the other Loan Documents (other than this letter agreement and the terms and conditions set forth herein) would otherwise restrict (A) Borrowers’ ability to agree to pay or to pay the Consent Fee, (B) the issuance of the New Senior Notes and the incurrence of the Liens and Debt relating to the New Senior Notes on the same terms and with respect to the same collateral as currently exists with respect to the Senior Notes, or (C) the issuance of the New Senior Notes to, or the payment of a Consent Fee to, any Affiliates of Borrowers that are equityholders of Parent at the time of such issuance or payment, Administrative Agent and Lenders hereby waive the application of such provisions subject to the conditions set forth above.  The foregoing waiver shall not extend to, or be deemed a waiver with respect to, any matter other than the matters specified in clauses (A), (B), and (C) of the prior sentence.

2.             Additional Agreements.  (a)  The Administrative Agent and Lenders hereby waive the Event of Default existing under Section 12.1.5 of the Loan Agreement as a result of the failure of InSight Health to make the May SSN Interest Payment on May 1, 2007, provided that if such payment is not made on or before May 31, 2007 with respect to the Senior Subordinated Notes that are not tendered as part of the Exchange Transaction, such failure shall constitute an Event of Default under the Loan Agreement that is not waived hereby.

(b)   The Administrative Agent and the Lenders hereby agree that the last sentence of Section 9.1.9 of the Loan Agreement is hereby amended in its entirety to read as follows:

“Since March 31, 2005, there has been no material adverse change in the consolidated financial condition of the Borrowers and such other Persons shown on the Consolidated balance sheet as of such date, except as set forth in any filings made by Parent or Borrowers with the SEC that have been provided to Administrative Agent and Lenders prior to May 1, 2007.”

3.             No Novation, Etc.  The parties hereto acknowledge and agree that, except as set forth herein, nothing in this letter agreement shall be deemed to amend, modify or waive any provision of the Loan Agreement, the March 15 Letter Agreement or any of the other Loan Documents, each of which shall remain in full force and effect.  This letter agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect. Nothing in this letter agreement is intended to abrogate, amend or alter section 8.2.5 of the Loan Agreement or to require Lenders to make any Revolver Loan at a time at which Borrowers do not have availability to obtain such Revolver Loan.

4.             Ratification and Reaffirmation.  Borrowers hereby ratify and reaffirm the Obligations, each of the Loan Documents and all of Borrowers’ covenants, duties, indebtedness and liabilities under the Loan Documents.

5.             Acknowledgements and Stipulations; Representation and Warranties. By its signature below, each Borrower (a) acknowledges and stipulates that (i) the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof, except as the enforceability thereof maybe limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights, (ii) all of the Obligations of such Borrower are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by each Borrower), (iii) the security interests and liens granted by such Borrower in favor of Administrative Agent are duly perfected, first priority security interests and Liens (subject only to those Permitted Liens that are expressly permitted by the terms of the Loan Agreement to have priority over the Liens of Administrative Agent), and (iv) the Loan Agreement and any actions taken under the Loan Agreement are hereby ratified and approved by such Borrower; and (b) represents and warrants to Administrative Agent and Lenders, to induce Administrative Agent and Lenders to enter into this letter agreement, that (i) the execution, delivery and performance of this letter agreement has been duly authorized by all requisite corporate or limited liability company action on the part of such Borrower, (ii) all of the representations and warranties made by such Borrower in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that any such representation or warranty is stated to relate to an earlier date, in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date, and (iii) to the best of such Borrower’s knowledge, there exists no claim or cause of action of any kind or nature, whether absolute or contingent, disputed or undisputed, at law or in equity, that such Borrower has or has ever had against Administrative Agent or any Lender arising under or in connection with any of the Loan Documents (and to the extent there exists any such claim or cause of action on the date hereof, the same is hereby waived by such Borrower).

6.             Expenses.   Borrowers agree to pay, on demand, all reasonable out-of-pocket costs and expenses incurred by Administrative Agent and Lenders in connection with the preparation, negotiation and execution of this letter agreement, any other Loan Documents executed pursuant hereto and any and all amendments, modifications and supplements thereto, including the reasonable costs and fees of Administrative Agent’s outside legal counsel.

7.             Miscellaneous.  This letter agreement shall be governed by and construed in accordance with the internal laws of the State of New York.  This letter agreement shall be binding upon an inure to the benefit of the parties and their respective successors and assigns.  This letter agreement may be executed in any number of counterparts and by different parties to this letter agreement on separate counterparts, each of which when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission or portable document format by electronic mail shall be deemed to be an original signature hereto.  To the fullest extent permitted by Applicable Law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this letter agreement.

[Signatures appear on following page]

This letter agreement shall be effective upon Administrative Agent’s receipt of counterparts hereof duly executed by Lenders and Borrowers.

Very truly yours

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Seth Benefield
Name:	/s/ Seth Benefield
Title:	Vice President

LENDER:

BANK OF AMERICA, N.A., as Lender

By:	/s/ Seth Benefield
Name:	/s/ Seth Benefield
Title:	Vice President

[Signatures continued on following page]

BORROWERS:

INSIGHT HEALTH SERVICES CORP.

By:	/s/ Mitch C. Hill
Mitch C. Hill, Executive Vice President and Chief Financial Officer

WILKES-BARRE IMAGING, L.L.C.

By:	InSight Health Corp., as the sole member and sole manager

	By:	/s/ Mitch C. Hill
Mitch C. Hill, Executive Vice President and Chief Financial Officer

MRI ASSOCIATES, L.P.

By:	InSight Health Corp., as the general partner

	By:	/s/ Mitch C. Hill
Mitch C. Hill, Executive Vice President and Chief Financial Officer

VALENCIA MRI, LLC
ORANGE COUNTY REGIONAL PET CENTER- IRVINE, LLC
SAN FERNANDO VALLEY REGIONAL PET CENTER, LLC

By:	InSight Health Corp., as the sole member

	By:	/s/ Mitch C. Hill
Mitch C. Hill, Executive Vice President and Chief Financial Officer

[Signatures continued on following page]

PARKWAY IMAGING CENTER, LLC

By:	/s/ Mitch C. Hill
Name:	Mitch C. Hill
Title:	Manager

INSIGHT HEALTH CORP.
OPEN MRI, INC.
MAXUM HEALTH CORP.
RADIOSURGERY CENTERS, INC.
DIAGNOSTIC SOLUTIONS CORP.
MAXUM HEALTH SERVICES CORP.
MAXUM HEALTH SERVICES OF NORTH TEXAS, INC.
MAXUM HEALTH SERVICES OF DALLAS, INC.
NDDC, INC.
SIGNAL MEDICAL SERVICES, INC.
INSIGHT IMAGING SERVICES CORP.
COMPREHENSIVE MEDICAL IMAGING, INC.
COMPREHENSIVE MEDICAL IMAGING CENTERS, INC.
COMPREHENSIVE MEDICAL IMAGING- BILTMORE, INC.
COMPREHENSIVE OPEN MRI-EAST MESA, INC.
TME ARIZONA, INC.
COMPREHENSIVE MEDICAL IMAGING- FREMONT, INC.
COMPREHENSIVE MEDICAL IMAGING- SAN FRANCISCO, INC.
COMPREHENSIVE OPEN MRI- GARLAND, INC.
IMI OF ARLINGTON, INC.
COMPREHENSIVE MEDICAL IMAGING- FAIRFAX, INC.
IMI OF KANSAS CITY, INC.
COMPREHENSIVE MEDICAL IMAGING- BAKERSFIELD, INC.

By:	/s/ Mitch C. Hill
Mitch C. Hill, Executive Vice President and Chief Financial Officer

[Signatures continued on following page]

COMPREHENSIVE OPEN MRI- CARMICHAEL/FOLSOM, LLC
SYNCOR DIAGNOSTICS SACRAMENTO, LLC
SYNCOR DIAGNOSTICS BAKERSFIELD, LLC

By:	Comprehensive Medical Imaging, Inc. and Comprehensive Medical Imaging Centers, Inc., as the members

	By:	/s/ Mitch C. Hill
Mitch C. Hill, Executive Vice President and Chief Financial Officer

PHOENIX REGIONAL PET CENTER- THUNDERBIRD, LLC

By:	Comprehensive Medical Imaging Centers, Inc., as the sole member

	By:	/s/ Mitch C. Hill
Mitch C. Hill, Executive Vice President and Chief Financial Officer

[Signatures continued on following page]

MESA MRI MOUNTAIN VIEW MRI LOS GATOS IMAGING CENTER WOODBRIDGE MRI JEFFERSON MRI-BALA JEFFERSON MRI

By:	Comprehensive Medical Imaging, Inc. and Comprehensive Medical Imaging Centers, Inc., as the members

	By:	/s/ Mitch C. Hill
Mitch C. Hill, Executive Vice President and Chief Financial Officer